Leases	6 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases

Note 10 – Leases

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty.

The Company has a new lease agreement for office space in New York from July 1, 2021 through June 30, 2022, with a rental fee of $3,300 per month. In May 2022, the Company entered another lease agreement for office space in New York from July 1, 2022 through June 30, 2023, with a rental fee of $2,886 per month. In June 2022, the Company entered another lease agreement for office space in Dubai, United Arab Emirates from July 15, 2022 through July 14, 2023, with a rental fee of $7,829 per month. The Company did not recognize the operating lease ROU assets and lease liabilities on the balance sheet as these leases have an initial term of 12 months or less. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The leases generally do not contain options to extend at the time of expiration.

The one-year maturity of the Company’s lease obligations is presented below:

Twelve Months Ending December 31,	Operating Lease Amount
2023	$68,203
Total lease payments	$68,203

Operating lease expenses are included in general and administrative expenses. Total operating lease expenses were $62,746 and $32,580 for the six months ended December 31, 2022 and 2021, respectively.